Exhibit 99.1

Direct Digital Holdings Announces Expiration and Results of the Offer to Purchase and Consent Solicitation Relating to its Warrants

Houston, September 29, 2023 -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the "Company"), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC ("Colossus SSP"), Huddled Masses LLC ("Huddled Masses") and Orange142, LLC ("Orange142"), today announced that the Company’s offer to purchase (the “Offer”) all of its outstanding publicly traded warrants (the “Warrants”) to purchase shares of its Class A common stock, par value $0.001 per share, at a purchase price of $1.20 in cash, without interest, expired one minute after 11:59 p.m., Eastern Time, on September 28, 2023.

According to information provided by Equiniti Trust Company, LLC, the Depositary for the Offer, 2,229,263 Warrants, including 36,242 Warrants through guaranteed delivery, representing approximately 69.3% of the outstanding Warrants, were validly tendered and not withdrawn prior to the expiration of the Offer. The tender of 2,229,263 Warrants satisfies the Minimum Tender Condition (as defined in the Offer to Purchase) for the Offer. Pursuant to the terms of the Offer and assuming the Warrants through guaranteed delivery are properly submitted before the end of the guaranteed delivery period on October 2, 2023, the Company expects to pay an aggregate of $2.7 million in cash in exchange for such Warrants. Such payment will be made promptly. Holders of Warrants that were validly tendered and not validly withdrawn prior to the expiration of the Offer and Consent Solicitation, and upon the successful completion of any guaranteed delivery, will receive $1.20 per share for each Warrant tendered by the holder and exchanged pursuant to the Offer. The Company expects to accept all validly tendered Warrants for exchange and settlement on or before October 4, 2023 (the “Settlement”).

Direct Digital Holdings also solicited consents (the “Consent Solicitation”) to amend the Warrant Agent Agreement, dated as of February 15, 2022 (the “Warrant Agreement”), by and between Direct Digital Holdings and Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), which governs all of the Warrants, to permit Direct Digital Holdings to redeem each outstanding Warrant for $0.35 in cash, without interest, which is approximately 71% less than the price applicable to the Offer (such amendment, the “Warrant Amendment”). Pursuant to the terms of the Warrant Agreement, the adoption of the Warrant Amendment will require the consent of holders of at least 50.1% of the outstanding Warrants. In order to tender the Warrants in the Offer and receive $1.20 in cash for each of their Warrants, holders of the Warrants are required to consent to the Warrant Amendment. The 2,193,021 Warrants that were validly tendered and not withdrawn prior to the expiration of the Offer (excluding those Warrants being delivered through guaranteed delivery) exceeds the 50.1 % required to effect the Warrant Amendment. The Company expects to execute the Warrant Amendment concurrently with the Settlement.

The Offer and Consent Solicitation are being made pursuant to a Second Amended and Restated Offer to Purchase dated September 21, 2023, and Schedule TO, originally filed on August 29, 2023, as amended and supplemented, each of which has been filed with the SEC and more fully set forth the terms and conditions of the Offer and Consent Solicitation.

The Company’s Class A common stock and Warrants are listed on The Nasdaq Stock Market LLC under the symbols “DRCT” and “DRCTW,” respectively. Stifel, Nicolaus & Company, Incorporated has been appointed as the Dealer Manager for the Offer and Consent Solicitation, D.F. King, Co., Inc. (“D.F. King”) has been appointed as the Information Agent for the Offer and Consent Solicitation, and Equiniti Trust Company, LLC has been appointed as the Depositary for the Offer and Consent Solicitation. All questions concerning tender procedures and requests for additional copies of the offer materials, including the letter of transmittal and consent should be directed to D.F. King.

Disclaimer

This announcement is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the Warrants. The Offer and Consent Solicitation are being made only through the Schedule TO and Offer to Purchase, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Offer to Purchase.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The Company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions manage on average over 136,000 clients monthly, generating approximately 250 billion impressions per month across display, CTV, in-app and other media channels.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws and which are subject to certain risks, trends and uncertainties.

As used below, “we,” “us,” and “our” refer to the Company. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Our forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements, including, but not limited to: our dependence on the overall demand for advertising, which could be influenced by economic downturns; any slow-down or unanticipated development in the market for programmatic advertising campaigns; the effects of health epidemics; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers', suppliers' or other partners' computer systems; any unavailability or non-performance of the non-proprietary technology, software, products and services that we use; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry's technology and practices, and any perceived failure to comply with laws and industry self-regulation; restrictions on the use of third-party "cookies," mobile device IDs or other tracking technologies, which could diminish our platform's effectiveness; any inability to compete in our intensely competitive market; any significant fluctuations caused by our high customer concentration; our limited operating history, which could result in our past results not being indicative of future operating performance; any violation of legal and regulatory requirements or any misconduct by our employees, subcontractors, agents or business partners; any strain on our resources, diversion of our management's attention or impact on our ability to attract and retain qualified board members as a result of being a public company; our dependence, as a holding company, on receiving distributions from Direct Digital Holdings, LLC to pay our taxes, expenses and dividends; the satisfaction of the conditions to the Offer, including the minimum tender condition; and other factors and assumptions discussed in the "Risk Factors," "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and other sections of our filings with the Securities and Exchange Commission that we make from time to time. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Contacts:

Investors:

Brett Milotte, ICR

Brett.Milotte@icrinc.com